Exhibit 99.14

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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                           % of       average        LTV          LTV         %          %               % below    % above
                           pool         LTV       above 80%    above 90%  full doc  owner occ  ave wac     100K      500k     % IO
                          --------------------------------------------------------------------------------------------------------
A      FICO below 600      33.02        77.85        40.72        5.81      59.63     97.82      8.16       15.8      3.59    6.99
                          --------------------------------------------------------------------------------------------------------
       FICO below 580      24.48        76.73        37.39         2.8      60.79     97.82     8.292      15.37      3.46    3.03
                          --------------------------------------------------------------------------------------------------------
       FICO below 560      18.07         75.4        32.24        0.45      61.66      97.8     8.382      15.91      2.42    0.97
----------------------------------------------------------------------------------------------------------------------------------

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                           % of       average        LTV          LTV         %          %               % below    % above
                           pool         LTV       above 80%    above 90%  full doc  owner occ  ave wac     100K      500k     % IO
                          --------------------------------------------------------------------------------------------------------
B      LTV above 85%       27.93        92.69        27.97       13.97      54.55      94.5     8.131      19.53      5.35   22.55
                          --------------------------------------------------------------------------------------------------------
       LTV above 90%       11.47        97.13        16.72        4.54      54.29     98.88      8.74      31.28      1.58   17.39
                          --------------------------------------------------------------------------------------------------------
       LTV above 95%         5.3         99.9          8.1        0.23      46.25      99.8     9.358      48.95      1.61    9.63
----------------------------------------------------------------------------------------------------------------------------------

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                           % of       average        LTV          LTV         %          %               % below    % above
                           pool         LTV       above 80%    above 90%  full doc  owner occ  ave wac     100K      500k     % IO
                          --------------------------------------------------------------------------------------------------------
C        DTI > 40%          63.7        81.32        32.26       22.77      43.62     96.07     7.458       9.72      7.46   29.93
                          --------------------------------------------------------------------------------------------------------
         DTI > 45%         37.39        81.48        35.38       25.05      49.09     96.48     7.467       9.72      7.77   31.17
                          --------------------------------------------------------------------------------------------------------
         DTI > 50%          7.14        79.46        44.19       29.23      70.38     97.51     7.321       9.82      7.98   24.19
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D      Non Owner Occ       % of       average        LTV          LTV         %          %               % below    % above
                           pool         LTV       above 80%    above 90%  full doc  owner occ  ave wac     100K      500k     % IO
                          --------------------------------------------------------------------------------------------------------
        Stated Docs        56.59         80.5         10.8        5.69          0         0     7.827      17.79       0     20.94
                          --------------------------------------------------------------------------------------------------------
      Loans below 100k     21.92        80.93        22.53       18.63      49.45         0     8.575        100       0      2.67
                          --------------------------------------------------------------------------------------------------------
          IO Loans         19.76        81.31         7.37           0      37.36         0     7.428       2.96       0       100
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ave DTI   DTI > 45%
                          ------------------------------------------------------
A      FICO below 600     41.03    40.07
                          ---------------
       FICO below 580     41.17    41.29
                          ---------------
       FICO below 560     41.07    40.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ave DTI    DTI > 45%   LTV above 80%   LTV above 90%
                          ------------------------------------------------------
B      LTV above 85%      40.61       35.91          100            41.07
                          ------------------------------------------------------
       LTV above 90%      40.45       34.06          100              100
                          ------------------------------------------------------
       LTV above 95%       40.5       34.61          100              100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ave DTI    DTI > 45%   LTV above 80%   LTV above 90%
                          ------------------------------------------------------
C        DTI > 40%        46.23    58.69     37.46        10.84
                          ------------------------------------------------------
         DTI > 45%        48.73      100     37.91        10.45
                          ------------------------------------------------------
         DTI > 50%        53.36      100     38.26         6.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
D      Non Owner Occ      ave DTI    DTI > 45%   LTV above 80%   LTV above 90%
                          ------------------------------------------------------
        Stated Docs        37.5    23.01     43.62         2.07
                          ------------------------------------------------------
      Loans below 100k    37.41    27.43     53.11         2.96
                          ------------------------------------------------------
          IO Loans        37.31    23.66      40.6            0
--------------------------------------------------------------------------------

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E   When do IOs reset
    ---------------------------------------------------------------------------------------------------------------
                                                                                       Remaining
    Months to next reset               Count  Balance ($)  % of Balance     WAC           Term    WA LTV    WA FICO
    ---------------------------------------------------------------------------------------------------------------
    14                                      1      395,000          0.2        6.64        350     88.76       609
    ---------------------------------------------------------------------------------------------------------------
    15                                     17    4,861,592         2.48       6.699        351      83.1       655
    ---------------------------------------------------------------------------------------------------------------
    16                                     13    4,095,228         2.08       7.077        352     82.36       632
    ---------------------------------------------------------------------------------------------------------------
    17                                     10    2,777,377         1.41       6.917        353     85.48       644
    ---------------------------------------------------------------------------------------------------------------
    18                                     22    6,873,648          3.5       6.659        354     81.25       674
    ---------------------------------------------------------------------------------------------------------------
    19                                     20    5,211,049         2.65       6.824        355     79.72       685
    ---------------------------------------------------------------------------------------------------------------
    20                                     37   10,764,342         5.48       6.849        356     84.33       664
    ---------------------------------------------------------------------------------------------------------------
    21                                     70   18,486,612         9.41       7.042        357     85.04       632
    ---------------------------------------------------------------------------------------------------------------
    22                                     49   11,973,081          6.1       6.846        358     80.18       651
    ---------------------------------------------------------------------------------------------------------------
    23                                      1       75,200         0.04       7.135        359        80       696
    ---------------------------------------------------------------------------------------------------------------
    25                                      1      152,000         0.08        5.85        349     79.17       660
    ---------------------------------------------------------------------------------------------------------------
    26                                      1      171,999         0.09        8.75        350       100       610
    ---------------------------------------------------------------------------------------------------------------
    27                                      3    1,063,200         0.54       6.166        351        80       697
    ---------------------------------------------------------------------------------------------------------------
    28                                      1      139,913         0.07        6.89        352        80       729
    ---------------------------------------------------------------------------------------------------------------
    29                                      3    1,166,638         0.59       7.131        353     82.65       629
    ---------------------------------------------------------------------------------------------------------------
    30                                      2      657,991         0.33        6.45        354     75.74       736
    ---------------------------------------------------------------------------------------------------------------
    31                                      5    1,282,303         0.65       6.601        355     80.64       654
    ---------------------------------------------------------------------------------------------------------------
    32                                      1      412,000         0.21        6.55        356        80       627
    ---------------------------------------------------------------------------------------------------------------
    33                                      2      481,160         0.24       6.332        357     77.33       645
    ---------------------------------------------------------------------------------------------------------------
    34                                      3      472,900         0.24       6.967        358     66.94       643
    ---------------------------------------------------------------------------------------------------------------
    49                                      1      549,900         0.28         6.8        349        90       614
    ---------------------------------------------------------------------------------------------------------------
    50                                      3    1,177,150          0.6       7.001        350     97.78       666
    ---------------------------------------------------------------------------------------------------------------
    51                                      6    1,777,629          0.9        6.77        351     78.11       699
    ---------------------------------------------------------------------------------------------------------------
    52                                      1      160,930         0.08        4.99        352        70       652
    ---------------------------------------------------------------------------------------------------------------
    53                                      3    1,251,200         0.64       6.808        353     79.95       643
    ---------------------------------------------------------------------------------------------------------------
    54                                     12    2,816,703         1.43       6.673        354     80.62       672
    ---------------------------------------------------------------------------------------------------------------
    55                                      8    1,885,573         0.96       6.284        355      78.4       673
    ---------------------------------------------------------------------------------------------------------------
    56                                     37   10,606,706          5.4       6.766        356     80.06       686
    ---------------------------------------------------------------------------------------------------------------
    57                                     66   16,714,108         8.51       6.576        357     80.58       677
    ---------------------------------------------------------------------------------------------------------------
    58                                    204   56,643,511        28.84       6.722        358     80.64       667
    ---------------------------------------------------------------------------------------------------------------
    59                                    108   30,742,483        15.65        6.87        359     80.96       674
-------------------------------------------------------------------------------------------------------------------
    60                                      2      584,923          0.3       7.098        360        80       665
    ---------------------------------------------------------------------------------------------------------------
    Total:                                713  196,424,050          100       6.786        357     81.45       665
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G   Summary of pool per NC grades
-------------------------------------------------------------------------------------------------------------------
                                                                                       Remaining
    Credit Grade                       Count  Balance ($)  % of Balance     WAC           Term    WA LTV    WA FICO
    ---------------------------------------------------------------------------------------------------------------
                                          284   52,327,912         7.87       7.168        348      79.1       640
    ---------------------------------------------------------------------------------------------------------------
    1                                      21    3,144,015         0.47       7.315        338     81.82       641
    ---------------------------------------------------------------------------------------------------------------
    2                                       3      374,792         0.06       9.021        226      84.6       656
    ---------------------------------------------------------------------------------------------------------------
    3                                       3      297,954         0.04       8.124        354     79.14       562
    ---------------------------------------------------------------------------------------------------------------
    4                                       2      174,244         0.03      10.179        277     81.38       574
    ---------------------------------------------------------------------------------------------------------------
    5                                       1       75,776         0.01         9.6        354        80       570
    ---------------------------------------------------------------------------------------------------------------
    80/20                                   2      184,639         0.03       6.743        328     82.85       650
    ---------------------------------------------------------------------------------------------------------------
    A                                     682  128,580,000        19.33       7.432        351     81.25       631
    ---------------------------------------------------------------------------------------------------------------
    A1                                    350   58,823,431         8.84       7.285        344     84.55       637
    ---------------------------------------------------------------------------------------------------------------
    A2                                     42    9,525,633         1.43       7.201        355     81.04       588
    ---------------------------------------------------------------------------------------------------------------
    AA                                    463   99,318,843        14.93       6.866        354     80.68       644
    ---------------------------------------------------------------------------------------------------------------
    AA 80/20                                6      364,978         0.05      10.581        217       100       711
    ---------------------------------------------------------------------------------------------------------------
    AA100                                   4    1,429,512         0.21       7.401        356       100       685
    ---------------------------------------------------------------------------------------------------------------
    AAA                                    52   14,034,488         2.11       6.615        357     80.43       691
    ---------------------------------------------------------------------------------------------------------------
    AA+                                    17    2,433,636         0.37       6.832        355     87.06       700
    ---------------------------------------------------------------------------------------------------------------
    AXP                                     5      860,526         0.13       7.683        353     81.26       537
    ---------------------------------------------------------------------------------------------------------------
    AXTC                                    1      464,683         0.07        5.99        353        80       630
    ---------------------------------------------------------------------------------------------------------------
    A-                                    150   20,965,579         3.15       8.363        354     78.61       567
    ---------------------------------------------------------------------------------------------------------------
    A-XP                                    4      277,112         0.04       8.485        346     82.22       542
    ---------------------------------------------------------------------------------------------------------------
    A+                                    993  163,715,747        24.61       7.652        354     82.29       639
    ---------------------------------------------------------------------------------------------------------------
    A+ SA                                   3      139,040         0.02       7.389        349     81.77       572
    ---------------------------------------------------------------------------------------------------------------
    A+XP                                   28    4,761,717         0.72        7.23        352     83.33       604
    ---------------------------------------------------------------------------------------------------------------
    A+XT                                   12    3,035,802         0.46       7.069        353     84.61       651
    ---------------------------------------------------------------------------------------------------------------
    B                                     140   21,361,337         3.21       8.466        352     74.36       552
    ---------------------------------------------------------------------------------------------------------------
    B1                                     27    5,889,740         0.89       7.522        355     77.34       567
    ---------------------------------------------------------------------------------------------------------------
    B2                                     18    3,644,723         0.55       7.836        354     74.31       537
    ---------------------------------------------------------------------------------------------------------------
    BXP                                     2      548,071         0.08       7.739        352        80       592
    ---------------------------------------------------------------------------------------------------------------
    B-                                      8    1,338,343          0.2       8.143        358     78.87       544
    ---------------------------------------------------------------------------------------------------------------
    B+                                      9    1,032,955         0.16       7.795        346     81.73       569
    ---------------------------------------------------------------------------------------------------------------
    B+ SA                                   1      102,559         0.02         6.6        350        90       668
    ---------------------------------------------------------------------------------------------------------------
    C                                      70    9,617,755         1.45       8.632        355     68.03       551
    ---------------------------------------------------------------------------------------------------------------
    C1                                      9    1,871,061         0.28        7.68        357     68.99       550
    ---------------------------------------------------------------------------------------------------------------
    C2                                      2      335,972         0.05       9.152        356     59.37       552
    ---------------------------------------------------------------------------------------------------------------
    CXP                                     4      431,831         0.06       8.739        339     80.45       581
    ---------------------------------------------------------------------------------------------------------------
    C-                                     12    2,397,396         0.36       8.923        357     62.65       532
    ---------------------------------------------------------------------------------------------------------------
    C-XP                                    1      194,174         0.03       10.99        353        65       532
    ---------------------------------------------------------------------------------------------------------------
    C+                                     84    7,280,210         1.09       9.575        355      67.6       563
    ---------------------------------------------------------------------------------------------------------------
    Tier 1                                234   32,284,794         4.85       7.451        341     83.27       657
    ---------------------------------------------------------------------------------------------------------------
    Tier 2                                 41    5,341,570          0.8       8.176        338     85.79       581
    ---------------------------------------------------------------------------------------------------------------
    Tier 3                                 17    2,868,324         0.43       8.409        337     80.98       575
    ---------------------------------------------------------------------------------------------------------------
    Tier 4                                 15    2,067,490         0.31       9.021        326     72.09       568
    ---------------------------------------------------------------------------------------------------------------
    Tier 5                                  7      874,066         0.13       9.029        358     74.51       550
    ---------------------------------------------------------------------------------------------------------------
    XTA+                                    9      460,924         0.07      10.913        322     99.37       621
    ---------------------------------------------------------------------------------------------------------------
    Total:                              3,838  665,253,358          100       7.483        351      80.9       629
    ---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
H   What are top 10 cities and average strats for each
    ---------------------------------------------------------------------------------------------------------------
    Top 10 Cities of Overall Pool       Loans  Balance ($)      Balance     Rate (%)    (months)     LTV      Score
    ---------------------------------------------------------------------------------------------------------------
    Miami FL                               88   17,346,478         2.61       7.616        354     82.53       640
    ---------------------------------------------------------------------------------------------------------------
    Chicago IL                             59   11,583,306         1.74       7.653        353     82.81       626
    ---------------------------------------------------------------------------------------------------------------
    Las Vegas NV                           47   11,025,314         1.66        7.46        356     80.83       626
    ---------------------------------------------------------------------------------------------------------------
    San Diego CA                           34   10,019,145         1.51       6.892        351     77.35       648
    ---------------------------------------------------------------------------------------------------------------
    Los Angeles CA                         39    8,896,959         1.34       7.048        347     77.46       631
    ---------------------------------------------------------------------------------------------------------------
    Stockton CA                            34    7,817,119         1.18       7.046        347      78.7       615
    ---------------------------------------------------------------------------------------------------------------
    Sacramento CA                          33    6,814,685         1.02       6.916        354      79.7       631
    ---------------------------------------------------------------------------------------------------------------
    Cape Coral FL                          40    6,675,009            1       7.864        349     81.95       630
    ---------------------------------------------------------------------------------------------------------------
    San Jose CA                            19    6,544,828         0.98       6.749        346     83.75       677
    ---------------------------------------------------------------------------------------------------------------
    Tampa FL                               45    4,934,832         0.74       7.903        352     81.67       607
    ---------------------------------------------------------------------------------------------------------------
    Other                               3,400  573,595,684        86.22       7.506        351     80.92       628
    ---------------------------------------------------------------------------------------------------------------
    Total:                              3,838  665,253,358          100       7.483        351      80.9       629
-------------------------------------------------------------------------------------------------------------------

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I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                             % non-     % Fico
                                                                                    % stated                  owner      Less
    LTV > 90                            Loans  Balance ($)  % of Balance   Rate (%)   Doctype    % IO Loans  Occupied  Than 600
    ---------------------------------------------------------------------------------------------------------------------------
    LTV > 90                              720   76,303,650        11.47        8.74     41.58       17.39      1.12      16.72
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J What is max LTV for stated income and minimum FICO for stated income? Max LTV for Stated Income Documentation: 100.00
    Min Fico for Stated Income Documentation: 501
------------------------------------------------------------------------

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K   What is min FICO for loans above 90% LTV
    Min Fico for ltv greater than 90: 507
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L   Seasoning hisotry - any over 3m?
M   For loans below 100k do for D above but for top 5 MSAs